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                                                                    EXHIBIT 10.3

                                SECOND AMENDMENT

                                     TO THE

                           SECOND AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             GGP LIMITED PARTNERSHIP

         THIS SECOND AMENDMENT is made and entered into as of the 29th day of June, 1998, by and among the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended by that certain First Amendment thereto dated as of June 10, 1998 (the "Second Restated Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act; and

         WHEREAS, as of June 10, 1998, General Growth Properties, Inc., a Delaware corporation which is the general partner of the Partnership (the "General Partner"), issued and sold 12,000,000 Depositary Shares (the "Depositary Shares") through its depositary agent, each representing 1/40th of a share of 7.25% Preferred Income Equity Redeemable Stock, Series A, a series of preferred stock, par value $100.00 per share, of the General Partner (the "Series A Shares")

         WHEREAS, in connection with such offering and sale, the General Partner granted to the third parties which acted as the underwriters for such offering and sale (the "Underwriters") the option to purchase up to 1,800,000 additional Depositary Shares (the "Overallotment Option");

         WHEREAS, the Underwriters have exercised the Overallotment Option as to 1,500,000 Depositary Shares, representing 37,500 Series A Shares (the "Overallotment Shares");

         WHEREAS, concurrently with the execution and delivery of this Second Amendment, the General Partner is contributing the net proceeds of the issuance and sale of the Overallotment Shares (the "Over Allotment Proceeds") to the capital of the Partnership in exchange for additional Series A Preferred Units (as defined in the Second Restated Partnership Agreement); and

         WHEREAS, the parties hereto, being the sole general partner and a majority-in-interest of the limited partners of the Partnership, desire to amend the Second Restated Partnership Agreement to reflect the foregoing as set forth herein.



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         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby amend the Second Restated Partnership Agreement as follows:

         1. CAPITALIZED TERMS. Terms which are capitalized and not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement.

         2. ISSUANCE AND SALE OF ADDITIONAL SERIES A PREFERRED UNITS. The Partnership hereby issues and sells to the General Partner an additional 45,000 Series A Preferred Units in exchange for the capital contribution in the amount of the Overallotment Proceeds being made by the General Partner concurrently herewith. The Partnership shall bear all expenses incurred by the Company in connection with the issuance and sale of the Depositary Shares, including without limitation the issuance and sale of the Overallotment Shares.

         3. TRANSFERS TO FOREIGN OWNERS. The last two sentences of Section 8.4 of the Second Restated Partnership Agreement are hereby deleted and the following is hereby inserted in lieu thereof:

         "Notwithstanding anything in this Agreement to the contrary, (a) no Limited Partner admitted to the Partnership after the date hereof may sell, assign or otherwise transfer its Units or other interest in the Partnership or any portion thereof (and no interest in such Limited Partner or any Person that directly or indirectly owns an interest in such Limited Partner may be transferred) to any Foreign Owner and (b) no other Limited Partner may sell, assign or otherwise transfer its Units or other interest in the Partnership or any portion thereof (and no interest in such Limited Partner or any Person that directly or indirectly owns an interest in such Limited Partner may be transferred) to any Foreign Owner without providing written notice of the same to the General Partner. Any such written notice shall be received by the General Partner at least thirty days prior to any such sale, assignment or other transfer. Any sale, assignment or other transfer of Units or other interests in the Partnership made in violation of this Agreement (including without limitation any sale, assignment or other transfer of Units made without giving the notice described in the immediately preceding sentence) shall be null and void ab initio."

         4. NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement is hereby deleted and Exhibit A in the form attached hereto is hereby inserted in lieu thereof.

         5. OTHER PROVISIONS UNAFFECTED. Except as expressly provided herein, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.





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         IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the day and year first above written.


GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:   /s/ Bernard Freibaum
   ------------------------------------
   Its: Executive Vice President/CFO


LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By:      GENERAL TRUST COMPANY, not
         individually but solely as Trustee
         of Martin Investment Trust G, a partner


         By: /s/ Marshall E. Eisenberg
            ------------------------------
               Its: President
                   ------------------